                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                November 4, 2005


                AmeriCredit Automobile Receivables Trust 2005-D-A
                -------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    333-121120              20-3685112
          --------                    ----------              ----------
  (State or Other Jurisdiction        (Commission           (I.R.S. Employer
      of Incorporation)                File Number)        Identification No.)

  c/o AmeriCredit Financial
       Services, Inc.
Attention: J. Michael May, Esq.
 801 Cherry Street, Suite 3900
      Fort Worth, Texas                                          76102
--------------------------------                         -----------------------
    (Address of Principal                                     (Zip Code)
     Executive Offices)


        Registrant's telephone number, including area code (817) 302-7000



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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         Item 8.01.  Other Events

                  In connection with the offering of AmeriCredit Automobile Receivables Trust 2005-D-A Asset-Backed Notes, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


         Item 9.01.  Financial Statements and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibit 99.1. Related Computational Materials (as defined in Item
             8.01 above).



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          AMERICREDIT AUTOMOBILE
                          RECEIVABLES TRUST 2005-D-A

                          By: AmeriCredit Financial Services, Inc., as Servicer


                               By: /s/ J. Michael May
                                   ---------------------------------------
                                    Name:  J. Michael May
                                    Title: Senior Vice President, Chief Legal
                                           Officer and Secretary



Dated:  November 8, 2005





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                                  EXHIBIT INDEX


Exhibit No.           Description
-----------           -----------

  99.1 Related Computational Materials (as defined in Item 8.01 above) distributed by Credit Suisse First Boston LLC, Barclays Capital Inc., UBS Securities LLC, J.P. Morgan Securities, Inc. and Wachovia Capital Markets, LLC.






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